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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 24, 1998 included in American Health Properties, Inc.'s Form 10-K, as amended, for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.



                                             /s/ ARTHUR ANDERSEN LLP
                                             ---------------------------------
                                                 ARTHUR ANDERSEN LLP



Denver, Colorado
April 10, 1998